Net Deferred Tax Assets Included in the Consolidated Balance Sheets (Detail) In Thousands	Mar. 31, 2011 USD ($)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2010 JPY (¥)
Deferred tax assets:
Other current assets	$ 83,740	¥ 6,963,000	¥ 5,651,000
Other non-current assets	186,723	15,526,000	12,153,000
Deferred tax liabilities:
Other current liabilities	(4,882)	(406,000)	(181,000)
Other long-term liabilities	(41,251)	(3,430,000)	(3,426,000)
Net deferred tax assets	$ 224,330	¥ 18,653,000	¥ 14,197,000